UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 8, 2026

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 8, 2026, DevvStream Corp. (the “Company”) entered into a Settlement Agreement and Mutual Release (the “Settlement Agreement”) with Helena Global Investment Opportunities 1 Ltd. (“Helena”), the holder of the Company’s senior secured Convertible Promissory Note dated July 18, 2025 in the original principal amount of $10,000,000 (the “Note”).

As previously disclosed in the Company’s Current Report on Form 8-K filed on June 3, 2026, on May 28, 2026, Helena delivered a Notice of Exclusive Control asserting an event of default under the Note and claiming an asserted mandatory default amount of approximately $4.5 million. Disputes arose between the parties regarding the total amount outstanding, the treatment of digital asset collateral held in a BitGo custodial account, and the Company’s obligation to honor certain conversion notices.

The Settlement Agreement resolves all disputes between the parties on the following principal terms:

Conversion Share Delivery. The Company has agreed to honor Helena’s outstanding conversion notices dated June 1, 2026 and June 4, 2026 in the aggregate amount of $295,000 in principal, with shares to be delivered no later than 10:00 AM Eastern Time on June 8, 2026.

Collateral Credit. The parties have agreed to credit the value of the digital asset collateral held in the BitGo custodial account at $2,600,000 (the “Agreed Collateral Value”), which amount has been applied against the outstanding obligations under the Note. Helena retains possession and control of the collateral.

Remaining Debt. After giving effect to the conversion share delivery and the application of the Agreed Collateral Value, the parties have agreed that the remaining outstanding amount owing under the Note is $1,000,000 (the “Remaining Debt”). The Remaining Debt remains convertible by Helena at the Event of Default Discount Price in accordance with the terms of the Note.

Leak-Out Restriction. Helena has agreed that sales of shares received upon conversion of the Note will not exceed 10% of the average daily trading volume of the Company’s common shares over the ten Trading Days immediately preceding each sale.

Mutual Release. The parties have exchanged mutual releases of all claims arising out of or relating to the Transaction Documents and the disputes, subject to carve-outs for obligations arising under the Settlement Agreement and the Company’s continuing obligations with respect to the Remaining Debt.

Merger Consent and Section 13 Waiver. Helena has irrevocably consented to the proposed business combination among the Company, XCF Global, Inc. and Southern Energy Renewables, Inc. pursuant to the Business Combination Agreement dated April 13, 2026, and has permanently waived any right to terminate such consent under Section 13 of the Consent and Waiver Agreement dated April 10, 2026 between Helena and the Company. The merger consent and Section 13 waiver survive any default by the Company under the Settlement Agreement.

Default and Remedies. The Settlement Agreement contains customary default and remedy provisions for both parties, including cure periods for curable breaches and reciprocal remedies for material breaches by either party.

Additional Information and Where to Find It

In connection with the proposed business combination transaction among XCF Global, Inc. (“XCF”), DevvStream Corp. (the “Company”) and Southern Energy Renewables, Inc. (“Southern”), XCF will prepare and file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain preliminary proxy statements of the Company and XCF that also constitutes a prospectus of XCF (the “Proxy Statements/Prospectus”). A definitive proxy statement is expected to be mailed to stockholders of the Company and XCF as of a record date to be established for voting on the proposed business combination transaction and other matters as described in the Proxy Statements/Prospectus. The Company, XCF and Southern may also file other documents with the SEC and Canadian securities regulatory authorities regarding the proposed transaction. This communication is not a substitute for any proxy statement, registration statement or prospectus, or any other document that the Company and Southern (as applicable) may file with the SEC or Canadian securities regulatory authorities in connection with the proposed transaction.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF DEVVSTREAM ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENTS/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED BY DEVVSTREAM OR SOUTHERN WITH THE SEC OR CANADIAN SECURITIES REGULATORY AUTHORITIES, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, IN CONNECTION WITH THE PROPOSED TRANSACTION, WHEN THEY BECOME AVAILABLE BECAUSE THESE DOCUMENTS CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS.

DevvStream’s investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus (when they become available), as well as other filings containing important information about DevvStream, Southern, and other parties to the proposed transaction, without charge through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by (i) XCF will be available free of charge under the tab “Financials” on the “Investors” page of XCF’s website at https://xcf.global/investor-relations/financials/sec-filings/ or by contacting XCF’s Investor Relations Department at safx@xcf.global and (ii) DevvStream will be available free of charge under the tab “Financials” on the “Investor Relations” page of DevvStream’s website at www.devvstream.com/investors/ or by contacting DevvStream’s Investor Relations Department at ir@devvstream.com.

Participants in the Solicitation

DevvStream, Southern, XCF and their respective directors and certain of their respective executive officers and employees may be deemed to be participants in the solicitation of proxies from DevvStream’s and XCF’s stockholders in connection with the proposed transaction. Information regarding directors and executive officers of (i) XCF is contained in a Current Report on Form 8-K/A, filed with the SEC on October 31, 2025, its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 31, 2026, and in other documents subsequently filed with the SEC and (ii) DevvStream is contained in DevvStream’s proxy statement for its 2025 annual meeting of stockholders, filed with the SEC on November 18, 2025 and in other documents subsequently filed with the SEC. Additional information regarding the participants in the proxy solicitations and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement/Prospectus and other relevant materials filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2026
DEVVSTREAM CORP.

	By:	/s/ Sunny Trinh
	Name:	Sunny Trinh
	Title:	Chief Executive Officer